SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported)    September 29, 2003
                                                          -------------------



                        Progenics Pharmaceuticals, Inc.
                        -------------------------------
             (Exact name of registrant as specified in its charter)



        Delaware                    000-23143                13-3379479
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(State or other jurisdiction      (Commission               (IRS Employer
    of incorporation)             File Number)            Identification No.)



777 Old Saw Mill River Road, Tarrytown, New York                        10591
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   (Address of principal executive offices)                          (Zip Code)


        Registrant's telephone number, including area code    (914) 789-2800
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         (Former name or former address, if changed since last report.)


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Item 7.  Financial Statements and Exhibits.

(c) Exhibits

 EXHIBIT NUMBER             DESCRIPTION

  Exhibit 99.1         Press Release dated September 29, 2003 (filed herewith).

  Exhibit 99.2         Press Release dated October 10, 2003 (filed herewith).

Item 9. Regulation FD Disclosure.

         On September 29, 2003, Progenics Pharmaceuticals, Inc. (the "Company") issued a press release announcing that it was awarded a contract from the National Institutes of Health, an agency of the Department of Health and Human Services, to develop a vaccine against the human immunodeficiency virus, the virus that causes AIDS. A copy of the press release is attached as Exhibit 99.1.

         On October 10, 2003, the Company issued a press release announcing results of recent clinical studies with its investigational drug methylnaltrexone (MNTX). In a phase 2 clinical trial, the findings provided evidence that MNTX relieved opioid-induced urinary retention without reversing the central nervous system effect of opioids in healthy male volunteers. In a separate study, the findings provided evidence that MNTX impeded opioid-induced increases in replication of the human immunodeficiency virus (HIV) in vitro. A copy of the press release is attached as Exhibit 99.2.

         The information furnished pursuant to Item 9 in this Form 8-K shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. We undertake no duty or obligation to publicly update or revise the information furnished pursuant to Item 9 in this Form 8-K.



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              PROGENICS PHARMACEUTICALS, INC.


                             By:  /s/ PHILIP K. YACHMETZ
                               -----------------------------
                                   Philip K. Yachmetz
                                   Vice President, General Counsel and Secretary


Date:  October 10, 2003
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